Washington Federal, Inc.
425 Pike Street
Seattle, WA 98101

Contact:  Cathy Cooper
(206) 777-8246

Thursday, July 15, 2005
FOR IMMEDIATE RELEASE


Washington Federal's Earnings Strengthen


SEATTLE - Washington Federal, Inc. (Nasdaq: WFSL), parent company of Washington Federal Savings, today announced earnings of $34,281,000 or $.39 per diluted share for the quarter ended June 30, 2005, compared to $35,032,000 or $.40 per diluted share for the quarter ended June 30, 2004, a decrease of 2.1%. For the nine months ended June 30, 2005 earnings were $111,500,000 or $1.27 per diluted share, compared to $100,375,000 or $1.15 per diluted share for the nine months ended June 30, 2004, an 11.1% increase.

The third fiscal quarter produced a return on assets of 1.76%, while return on equity amounted to 11.82% for the quarter. Year-to-date, return on assets measured 1.96% and return on equity was 12.97%.

Chief Executive Officer Roy M. Whitehead commented,"Higher deposit costs versus the same period one year ago were offset by interest income attributable to an increase in earning assets and higher yields on construction loans due to increases in the prime rate. However, net income was adversely affected by an increase in operating expenses.
The increase in expenses is due primarily to additional personnel and the consolidation of a low-income housing investment. Asset quality continues to be pristine."

As announced on June 20, 2005, the Board of Directors of the Company declared a 5.26% increase in the Company's quarterly cash dividend to 20 cents per share from 19 cents per share. The dividend will be payable July 15, 2005 to common stockholders of record on July 1, 2005. This will be Washington Federal's 90th consecutive quarterly cash dividend and represents the 40th increase since Washington Federal began publicly trading in 1982.

Washington Federal Savings, with headquarters in Seattle, Washington, has 121 offices in seven western states.



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                    WASHINGTON FEDERAL, INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                                   (UNAUDITED)


                                                                            June 30, 2005      September 30, 2004
                                                                        ------------------     ------------------
                                                                           (In thousands, except per share data)

ASSETS
Cash and cash equivalents .........................................         $   499,700          $    508,361
Securities purchased under agreements to resell ...................                   -               200,000
Available-for-sale securities, including mortgage-backed
   securities of $861,964 .........................................           1,188,487               899,525
Held-to-maturity securities, including mortgage-backed
   securities of $101,405 .........................................             138,464               156,373
Securitized assets subject to repurchase, net .....................              79,210               110,607
Loans receivable, net .............................................           5,697,437             4,982,836
Interest receivable ...............................................              33,330                29,832
Premises and equipment, net .......................................              62,324                63,049
Real estate held for sale .........................................               5,545                 8,630
FHLB stock ........................................................             129,453               137,274
Intangible assets .................................................              58,022                58,939
Other assets ......................................................              38,484                13,779
                                                                            -----------           -----------
                                                                            $ 7,930,456           $ 7,169,205
                                                                            ===========           ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Customer accounts
   Savings and demand accounts ....................................         $ 4,777,216           $ 4,569,245
   Repurchase agreements with customers ...........................              31,469                41,113
                                                                            -----------           -----------
                                                                              4,808,685             4,610,358
FHLB advances .....................................................           1,200,000             1,200,000
Other borrowings...................................................             600,000               100,000
Advance payments by borrowers for taxes and insurance .............              16,085                25,226
Federal and state income taxes ....................................              41,718                62,081
Accrued expenses and other liabilities ............................              89,790                51,352
                                                                            -----------           -----------
                                                                              6,756,278             6,049,017
STOCKHOLDERS' EQUITY
Common stock, $1.00 par value, 300,000,000 shares authorized;
   104,009,983 and 103,821,846 shares issued; 86,777,363 and
   86,547,557 shares outstanding ..................................             104,010                94,383
Paid-in capital ...................................................           1,238,456             1,161,627
Accumulated other comprehensive income, net of taxes ..............               6,503                17,107
Treasury stock, at cost; 17,232,620 and 17,274,289 shares .........            (206,170)             (206,666)
Retained earnings .................................................              31,379                53,737
                                                                            -----------           -----------
                                                                              1,174,178             1,120,188
                                                                            -----------           -----------
                                                                            $ 7,930,456           $ 7,169,205
                                                                            ===========           ===========

CONSOLIDATED FINANCIAL HIGHLIGHTS
Stockholders' equity per share ....................................         $     13.53           $     12.94
Stockholders' equity to total assets ..............................               14.81%                15.62%
Weighted average rates at period end
  Loans and mortgage-backed securities* ...........................                6.14%                 6.17%
  Investment securities** .........................................                3.22                  3.01
  Combined loans, mortgage-backed securities
     and investment securities ....................................                5.78                  5.62
  Customer accounts ...............................................                2.70                  1.96
  Borrowings ......................................................                4.66                  4.96
  Combined cost of customer accounts and borrowings ...............                3.23                  2.62
  Interest rate spread ............................................                2.55                  3.00

* Includes securitized assets subject to repurchase
**Includes municipal bonds at tax equivalent yields and cash equivalents



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

                    WASHINGTON FEDERAL, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                                  Quarter Ended June 30,          Nine Months Ended June 30,

                                                                --------------------------        --------------------------
                                                                  2005             2004           2005              2004

                                                                --------         --------       ---------        ---------
                                                                           (In thousands, except per share data)

INTEREST INCOME
Loans and securitized assets subject to repurchase  ........    $ 94,206          $82,651       $271,413         $247,434
Mortgage-backed securities .................................      12,244           11,659         48,646           35,773
Investment securities and cash equivalents..................       7,552            8,900         23,667           25,367
                                                                --------         --------       --------         --------
                                                                 114,002          103,210        343,726          308,574

INTEREST EXPENSE
Customer accounts ..........................................      30,593           21,101         81,107           63,971
FHLB advances and other borrowings .........................      20,655           19,939         57,850           64,531
                                                                --------         --------       --------         --------
                                                                  51,248           41,040        138,957          128,502
                                                                --------         --------       --------         --------
NET INTEREST INCOME ........................................      62,754           62,170        204,769          180,072
Provision (reversal of reserve) for loan losses ............        (134)            (231)          (134)            (231)
                                                                --------         --------       --------         --------
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES ........      62,888           62,401        204,903          180,303

OTHER INCOME
Gains (loss) on sale of securities, net ....................        (121)            (596)        (3,534)            (719)
Gain on sale of real estate ................................         120                -            362                -
Other ......................................................       2,567            3,021          8,586            8,570
                                                                --------         --------       --------         --------
                                                                   2,566            2,425          5,414            7,851

OTHER EXPENSE
Compensation and fringe benefits ...........................       8,694            7,797         25,761           22,966
Occupancy ..................................................       1,912            1,815          6,872            5,489
Other ......................................................       2,164            1,415          6,079            5,214

                                                                --------         --------       --------         --------
                                                                  12,770           11,027         38,712           33,669
Gain (loss) on real estate acquired through foreclosure, net         464              303          1,263              556
                                                                --------         --------       --------         --------
Income before income taxes .................................      53,148           54,102        172,868          155,041
Income taxes ...............................................      18,867           19,070         61,368           54,666
                                                                --------         --------       --------         --------
NET INCOME .................................................    $ 34,281         $ 35,032       $111,500         $100,375
                                                                ========         ========       ========         ========

PER SHARE DATA
Basic earnings .............................................    $    .40         $    .41       $   1.29         $   1.16
Diluted earnings ...........................................         .39              .40           1.27             1.15
Cash dividends .............................................         .20              .19            .58              .55
Weighted average number of shares outstanding,
   including dilutive stock options ........................  87,464,631       87,000,061     87,455,443       87,094,161

PERFORMANCE RATIOS
Return on average assets ...................................        1.76%            1.91%          1.96%            1.79%
Return on average stockholders' equity .....................       11.82%           12.76%         12.97%           12.39%

Net interest margin ........................................        3.32%            3.51%          3.71%            3.34%



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